ATAC Rotation Fund
Schedule of Investments
as of November 30, 2023 (Unaudited)

EXCHANGE TRADED FUNDS - 97.9%	Shares	Value
U.S. Domestic Equity – 97.9%
Direxion Daily Small Cap Bull 3x Fund	279,749	$8,045,581
iShares Core S&P Small-Cap Fund(a)	191,912	18,469,610
iShares Russell 2000 Fund	38,849	6,979,611
Schwab U.S. Small-Cap Fund	314,242	13,339,573
SPDR Portfolio S&P 600 Small Cap Fund	140,172	5,278,878
TOTAL EXCHANGE TRADED FUNDS (Cost $51,735,824)		52,113,253

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 5.29%(b)	60,262	60,262
TOTAL SHORT-TERM INVESTMENTS (Cost $60,262)		60,262

TOTAL INVESTMENTS - 98.0% (Cost $51,796,086)		$52,173,515
Other Assets in Excess of Liabilities, Net - 2.0%		1,085,218
TOTAL NET ASSETS - 100.0%		$53,258,733

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day effective yield as of November 30, 2023.

ATAC Rotation Fund
	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$52,113,253	$–	$–	$52,113,253
Money Market Funds	60,262	–	–	60,262
Total Investments	$52,173,515	$–	$–	$52,173,515